VANGUARD® VARIABLE ANNUITY

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Separate Account VA DD

Supplement Dated May 27, 2016

to the

Prospectus dated May 1, 2016

Effective May 1, 2016, the following provision is hereby added to the Investment Options section in the prospectus:

LIMITATIONS ON

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, each Vanguard Variable Annuity portfolio (other than money market portfolios and short-term bond portfolios) generally prohibits an investor’s purchases or exchanges into a portfolio for 30 calendar days after the investor has redeemed or exchanged out of that portfolio.